EXHIBIT 99.1
                                                                    ------------

NEWS                                                                    BOSTON
FOR IMMEDIATE RELEASE                                                 SCIENTIFIC


                                                   Boston Scientific Corporation
                                                   One Boston Scientific Park
                                                   Natick, MA  01760-1537

                                                   508-650-8000

                                                   www.bostonscientific.com


                           BOSTON SCIENTIFIC ANNOUNCES
                             SECOND QUARTER RESULTS

Natick, MA (July 26, 2004) -- Boston Scientific Corporation (NYSE: BSX) today announced financial results for its second quarter ended June 30, 2004.

Net sales for the second quarter were $1.460 billion as compared to $854 million for the second quarter of 2003, an increase of 71 percent. Excluding the favorable impact of $31 million of foreign currency fluctuations, net sales were $1.429 billion, an increase of 67 percent.

Net income for the quarter, excluding net special charges, increased 200 percent to $377 million, or $0.44 per share (diluted), as compared to $126 million, or $0.15 per share, excluding net special charges, in the second quarter of 2003. The results include the net impact of the previously announced recall of certain units of the Company's TAXUS(TM) Express(2)(TM) paclitaxel-eluting coronary stent systems and Express(2)(TM) coronary stent systems, in the amount of $57 million (after-tax), or approximately $0.06 per share. The recall impact consists of a $78 million (pre-tax) reduction to gross margin, including a sales reversal of $35 million and an inventory write-off of $43 million. The results also include a $0.01 dilution to earnings from the operating results of Advanced Bionics, which Boston Scientific acquired on June 1, 2004.

Reported net income for the quarter, including net special charges of $64 million (after-tax), was $313 million, or $0.36 per share, as compared to reported net income of $114 million, or $0.13 per share, in the second quarter of 2003. The net special charges reflect purchased in-process research and development costs related to acquisitions.

"We experienced impressive growth across all our businesses and regions, and we are reporting new records in both sales and earnings," said Jim Tobin, President and Chief Executive Officer of Boston Scientific. "We were especially pleased with the strong conversion rate to drug-eluting stents in the United States, which reached more than 80 percent by the end of the quarter. This resulted in a significant leveraging of our profitability, and we will be working hard to ensure it continues in the coming quarters."

Boston Scientific officials will be discussing these and other issues with analysts on a conference call at 9:00 a.m. (ET) Monday, July 26. The Company will webcast the call to all interested parties through its website: www.bostonscientific.com. Please see the website for details on how to access the webcast. The webcast will be available for 10 business days on the Boston Scientific website.

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties. For more information, please visit: www.bostonscientific.com.

The Company discloses non-GAAP or pro forma measures that exclude certain charges. Non-GAAP measures may exclude such items as charges related to purchased in-process research and development and certain litigation. Management uses these measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in the Company's business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for, or as superior to, financial reporting measures prepared in accordance with GAAP.

This press release contains forward-looking statements. The Company wishes to caution the reader of this press release that actual results may differ from those discussed in the forward-looking statements and may be adversely affected by, among other things, risks associated with new product development and introduction, clinical trials, regulatory approvals, competitive offerings, intellectual property, litigation, the Company's relationship with third parties, the Company's overall business strategy, and other factors described in the Company's filings with the Securities and Exchange Commission.


                                 CONTACT:    Milan Kofol
                                             508-650-8569
                                             Investor Relations
                                             Boston Scientific Corporation

                                             Paul Donovan
                                             508-650-8541
                                             Media Relations
                                             Boston Scientific Corporation

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

                                                                        Three Months Ended               Three Months Ended
                                                                           June 30, 2004                    June 30, 2003


In millions, except per share data                                Reported  Adjustments  Adjusted  Reported  Adjustments  Adjusted
---------------------------------------------------------------------------------------------------------------------------------
Net sales                                                          $ 1,460               $ 1,460    $   854               $   854
Cost of products sold                                                  363                   363        235                   235
                                                                   -----------------------------    -----------------------------
Gross profit                                                         1,097                 1,097        619                   619

Selling, general and administrative expenses                           375                   375        292                   292
Amortization expense                                                    26                    26         21                    21
Royalties                                                               52                    52         13                    13
Research and development expenses                                      132                   132        108                   108
Purchased research and development                                      64    $   (64)                   12    $   (12)
                                                                   -----------------------------    -----------------------------
                                                                       649        (64)       585        446        (12)       434
                                                                   -----------------------------    -----------------------------
Operating income                                                       448         64        512        173         12        185

Other income (expense):
Interest expense                                                       (14)                  (14)       (12)                  (12)
Other, net                                                              (2)                   (2)
                                                                   -----------------------------    -----------------------------

Income before income taxes                                             432         64        496        161         12        173
Income taxes                                                           119                   119         47                    47
                                                                   -----------------------------    -----------------------------

Net income                                                         $   313    $    64    $   377    $   114    $    12    $   126
                                                                   =============================    =============================


Net income per common share - assuming dilution                    $  0.36               $  0.44    $  0.13               $  0.15
                                                                   =======               =======    =======               =======

Weighted average shares outstanding - assuming dilution              859.9                 859.9      844.8                 844.8
                                                                   =======               =======    =======               =======

--------------------------

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

                                                                         Six Months Ended                 Six Months Ended
                                                                           June 30, 2004                    June 30, 2003


In millions, except per share data                                Reported  Adjustments  Adjusted  Reported  Adjustments  Adjusted
---------------------------------------------------------------------------------------------------------------------------------
Net sales                                                          $ 2,542               $ 2,542    $ 1,661               $ 1,661
Cost of products sold                                                  655                   655        461                   461
                                                                   -----------------------------    -----------------------------
Gross profit                                                         1,887                 1,887      1,200                 1,200

Selling, general and administrative expenses                           723                   723        563                   563
Amortization expense                                                    48                    48         41                    41
Royalties                                                               74                    74         25                    25
Research and development expenses                                      266                   266        211                   211
Litigation-related charges                                                                                7    $    (7)
Purchased research and development                                      64    $   (64)                   25        (25)
                                                                   -----------------------------    -----------------------------
                                                                     1,175        (64)     1,111        872        (32)       840
                                                                   -----------------------------    -----------------------------
Operating income                                                       712         64        776        328         32        360

Other income (expense):
Interest expense                                                       (25)                  (25)       (23)                  (23)
Other, net                                                                                               (4)                   (4)
                                                                   -----------------------------    -----------------------------

Income before income taxes                                             687         64        751        301         32        333
Income taxes                                                           180                   180         90                    90
                                                                   -----------------------------    -----------------------------


Net income                                                         $   507    $    64    $   571    $   211    $    32    $   243
                                                                   =============================    =============================


Net income per common share - assuming dilution                    $  0.59               $  0.67    $  0.25               $  0.29
                                                                   =============================    =============================

Weighted average shares outstanding - assuming dilution              857.6                 857.6      844.4                 844.4
                                                                   =======               =======    =======               =======



BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

                                                                               June 30,          December 31,
In millions                                                                      2004                2003
-------------------------------------------------------------------------------------------------------------
Assets
Current assets:
Cash, cash equivalents and short-term investments                            $      1,263        $        752
Trade accounts receivable, net                                                        814                 542
Inventories                                                                           279                 281
Other current assets                                                                  318                 305
                                                                             --------------------------------
Total current assets                                                                2,674               1,880

Property, plant and equipment, net                                                    814                 744
Intangible assets, net                                                              3,333               2,461
Investments                                                                           510                 558
Other assets                                                                          101                  56
                                                                             --------------------------------
                                                                             $      7,432        $      5,699
                                                                             ================================

Liabilities and Stockholders' Equity
Current liabilities:
Borrowings due within one year                                               $        792        $        553
Accounts payable and accrued expenses                                                 696                 675
Other current liabilities                                                              98                 165
                                                                             --------------------------------
Total current liabilities                                                           1,586               1,393

Long-term debt                                                                      1,762               1,172
Other long-term liabilities                                                           380                 272

Stockholders' equity                                                                3,704               2,862
                                                                             --------------------------------
                                                                             $      7,432        $      5,699
                                                                             ================================

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
REGIONAL SUMMARY
(Unaudited)


                                                              WORLDWIDE TOTAL
                                   -------------------------------------------------------------------------

                                      Three Months Ended June 30,                       Change
                                   -------------------------------------------------------------------------
                                                                           As Reported            Constant
In millions                            2004                2003           Currency Basis       Currency Basis
                                   ------------        ------------        ------------         ------------
DOMESTIC                           $        944        $        482                  96%                  96%



EUROPE                                      236                 165                  43%                  34%
JAPAN                                       157                 134                  17%                   8%
INTER-CONTINENTAL                           123                  73                  68%                  63%
                                   ------------        ------------        ------------         ------------
INTERNATIONAL                               516                 372                  39%                  30%

                                   ------------        ------------        ------------         ------------
WORLDWIDE                          $      1,460        $        854                  71%                  67%
                                   ============        ============        ============         ============

                                                              WORLDWIDE TOTAL
                                   -------------------------------------------------------------------------

                                        Six Months Ended June 30,                       Change
                                   -------------------------------------------------------------------------
                                                                           As Reported            Constant
In millions                            2004                2003           Currency Basis       Currency Basis
                                   ------------        ------------        ------------         ------------

DOMESTIC                           $      1,520        $        961                  58%                  58%



EUROPE                                      471                 310                  52%                  37%
JAPAN                                       312                 260                  20%                  10%
INTER-CONTINENTAL                           239                 130                  84%                  70%
                                   ------------        ------------        ------------         ------------
INTERNATIONAL                             1,022                 700                  46%                  33%

                                   ------------        ------------        ------------         ------------
WORLDWIDE                          $      2,542        $      1,661                  53%                  48%
                                   ============        ============        ============         ============

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
DIVISIONAL SUMMARY
(Unaudited)

                                                              WORLDWIDE TOTAL
                                   -------------------------------------------------------------------------

                                      Three Months Ended June 30,                       Change
                                   -------------------------------------------------------------------------
                                                                           As Reported            Constant
In millions                            2004                2003           Currency Basis       Currency Basis
                                   ------------        ------------        ------------         ------------
Cardiovascular                     $      1,092        $        532                 105%                 100%
Electrophysiology                            31                  28                  11%                  12%
Neurovascular                                62                  55                  13%                   8%
                                   ------------        ------------        ------------         ------------
CARDIOVASCULAR                            1,185                 615                  93%                  88%

Oncology                                     45                  41                  10%                   8%
Endoscopy                                   159                 144                  10%                   7%
Urology                                      64                  54                  19%                  14%
                                   ------------        ------------        ------------         ------------
ENDOSURGERY                                 268                 239                  12%                   9%

Neuromodulation                               7                                     N/A                  N/A

                                   ------------        ------------        ------------         ------------
WORLDWIDE                          $      1,460        $        854                  71%                  67%
                                   ============        ============        ============         ============

                                                              WORLDWIDE TOTAL
                                   -------------------------------------------------------------------------

                                        Six Months Ended June 30,                       Change
                                   -------------------------------------------------------------------------
                                                                           As Reported            Constant
In millions                            2004                2003           Currency Basis       Currency Basis
                                   ------------        ------------        ------------         ------------

Cardiovascular                     $      1,815        $      1,034                  76%                  69%
Electrophysiology                            63                  55                  15%                  11%
Neurovascular                               126                 106                  19%                  13%
                                   ------------        ------------        ------------         ------------
CARDIOVASCULAR                            2,004               1,195                  68%                  61%

Oncology                                     91                  79                  15%                  11%
Endoscopy                                   317                 282                  12%                   8%
Urology                                     123                 105                  17%                  13%
                                   ------------        ------------        ------------         ------------
ENDOSURGERY                                 531                 466                  14%                  10%

Neuromodulation                               7                                     N/A                  N/A

                                   ------------        ------------        ------------         ------------
WORLDWIDE                          $      2,542        $      1,661                  53%                  48%
                                   ============        ============        ============         ============